Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this amendment No.1 to the Quarterly Report of QPAGOS (the "Registrant") on Form 10-Q/A for the period ending June 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gaston Pereira, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 12, 2016	By:	/s/ Gaston Pereira
Gaston Pereira
Chief Executive Officer
(Principal Executive Officer)